Interest in associates and joint ventures	6 Months Ended
Jun. 30, 2019
Interests In Other Entities [Abstract]
Interests in associates and joint ventures

9	Interests in associates and joint ventures
At 30 June 2019, the carrying amount of HSBC’s interests in associates and joint ventures was $23,892m (31 December 2018: $22,407m).

Principal associates of HSBC
	At
	30 Jun 2019		31 Dec 2018
	Carrying amount	Fair value[1]	Carrying amount	Fair value[1]
	$m	$m	$m	$m
Bank of Communications Co., Limited	18,166	10,734	17,754	10,991
The Saudi British Bank	4,496	6,512	3,557	5,222

1	Principal associates are listed on recognised stock exchanges. The fair values are based on the quoted market prices of the shares held (Level 1 in the fair value hierarchy).
In June, the merger between The Saudi British Bank (‘SABB’) and Alawwal bank (‘Alawwal’) became effective. The merger involved SABB issuing a fixed number of new shares to Alawwal’s shareholders in exchange for the transfer of Alawwal’s net assets and cancellation of its shares. HSBC’s 40.0% interest in SABB reduced to 29.2% of the combined entity, resulting in a dilution gain of $828m recognised in HSBC’s consolidated income statement for the half-year to 30 June 2019. The dilution gain represents the difference between the carrying amount of HSBC’s interest in SABB that was derecognised proportionate to the percentage reduction, and HSBC’s share of the increase in the combined entity’s net assets. The combined entity continues to be an associate of HSBC.
Bank of Communications Co., Limited
The Group’s investment in Bank of Communications Co., Limited (‘BoCom’) is classified as an associate. Significant influence in BoCom was established via representation on BoCom’s Board of Directors and participation in a technical cooperation and exchange programme (‘TCEP’). Under the TCEP, a number of HSBC staff have been seconded to assist in the maintenance of BoCom’s financial and operating policies. Investments in associates are recognised using the equity method of accounting in accordance with IAS 28, whereby the investment is initially recognised at cost and adjusted thereafter for the post-acquisition change in the Group’s share of BoCom’s net assets. An impairment test is required if there is any indication of impairment.
Impairment testing
At 30 June 2019, the fair value of the Group’s investment in BoCom had been below the carrying amount for approximately 86 months. As a result, the Group performed an impairment test on the carrying amount, which confirmed that there was no impairment at 30 June 2019 as the recoverable amount as determined by a value-in-use (‘VIU’) calculation was higher than the carrying value.

At
	30 Jun 2019			31 Dec 2018
	VIU	Carrying value	Fair value	VIU	Carrying value	Fair value
	$bn	$bn	$bn	$bn	$bn	$bn
BoCom	20.2	18.2	10.7	18.0	17.8	11.0

The increase in VIU for the first half of 2019 was principally driven by BoCom’s actual performance exceeding earlier forecasts, and upward revisions to management’s best estimates of BoCom’s future earnings.
In future periods, the VIU may increase or decrease depending on the effect of changes to model inputs. The main model inputs are described below and are based on factors observed at period-end. The factors that could result in a change in the VIU and an impairment include a short-term underperformance by BoCom, a change in regulatory capital requirements, or an increase in uncertainty regarding the future performance of BoCom resulting in a downgrade of the future asset growth or profitability. An increase in the discount rate as a result of an increase in the risk premium or risk-free rates could also result in a reduction of VIU and an impairment. At the point where the carrying value exceeds the VIU, impairment would be recognised.
If the Group did not have significant influence in BoCom, the investment would be carried at fair value rather than the current carrying value.
Basis of recoverable amount
The impairment test was performed by comparing the recoverable amount of BoCom, determined by a VIU calculation, with its carrying amount. The VIU calculation uses discounted cash flow projections based on management’s best estimates of future earnings available to ordinary shareholders prepared in accordance with IAS 36. Significant management judgement is required in arriving at the best estimate. There are two main components to the VIU calculation. The first component is management’s best estimate of BoCom’s earnings, which is based on explicit forecasts over the short to medium term. This results in forecast earnings growth that is lower than recent historical actual growth and also reflects the uncertainty arising from the current economic outlook. Earnings beyond the short to medium term are then extrapolated in perpetuity using a long-term growth rate to derive a terminal value, which comprises the majority of the VIU. The second component is the capital maintenance charge (‘CMC’), which is management’s forecast of the earnings that need to be withheld in order for BoCom to meet regulatory capital requirements over the forecast period, meaning that CMC is deducted when arriving at management’s estimate of future earnings available to ordinary shareholders. The principal inputs to the CMC calculation include estimates of asset growth, the ratio of risk-weighted assets to total assets, and the expected minimum regulatory capital requirements. An increase in the CMC as a result of a change to these principal inputs would reduce VIU. Additionally, management considers other factors, including qualitative factors, to ensure that the inputs to the VIU calculation remain appropriate.
Key assumptions in value-in-use calculation
We used a number of assumptions in our VIU calculation, in accordance with the requirements of IAS 36:

•	Long-term profit growth rate: 3% (31 December 2018: 3%) for periods after 2022. This does not exceed forecast GDP growth in mainland China and is consistent with forecasts by external analysts.

•	Long-term asset growth rate: 3% (31 December 2018: 3%) for periods after 2022. This is the rate that assets are expected to grow to achieve long-term profit growth of 3%.

•
Discount rate: 11.82% (31 December 2018: 11.82%). This is based on a capital asset pricing model (‘CAPM’) calculation for BoCom, using market data. Management also compares the rate derived from the CAPM with discount rates from external sources. The discount rate used is within the range of 10.3% to 14.3% (31 December 2018: 10.4% to 15.0%) indicated by external sources.

•
Expected credit losses as a percentage of customer advances: ranges from 0.88% to 0.94% (31 December 2018: 0.73% to 0.79%) in the short to medium term. This reflects increases due to the US-China trade tensions. For periods after 2022, the ratio is 0.70% (31 December 2018: 0.70%), which is slightly higher than the historical average.

•
Risk-weighted assets as a percentage of total assets: 61% (31 December 2018: 62%) for all forecast periods. This is slightly higher than BoCom’s actual results and the forecasts disclosed by external analysts.

•	Cost-income ratio: ranges from 38.1% to 38.9% (31 December 2018: 38.7% to 39.0%) in the short to medium term. This is slightly higher than the forecasts disclosed by external analysts.

•
Effective tax rate: ranges from 13.9% to 22.0% (31 December 2018:13.8% to 22.3%) in the short to medium term. This reflects an expected increase towards the long-term assumption. For periods after 2022, the rate is 22.5% (31 December 2018: 22.5%), which is slightly higher than the historical average.

•
Capital requirements: Capital adequacy ratio of 11.5% (31 December 2018: 11.5%) and tier 1 capital adequacy ratio of 9.5% (31 December 2018: 9.5%). This is based on the minimum regulatory requirements.

The following table shows the change to each key assumption in the VIU calculation that on its own would reduce the headroom to nil:

Key assumption	Changes to key assumption to reduce headroom to nil
• Long-term profit growth rate	Decrease by 87 basis points
• Long-term asset growth rate	Increase by 74 basis points
• Discount rate	Increase by 106 basis points
• Expected credit losses as a percentage of customer advances	Increase by 14 basis points
• Risk-weighted assets as a percentage of total assets	Increase by 515 basis points
• Cost-income ratio	Increase by 327 basis points
• Long-term effective tax rate	Increase by 750 basis points
• Capital requirements – capital adequacy ratio	Increase by 97 basis points
• Capital requirements – tier 1 capital adequacy ratio	Increase by 172 basis points
The following table further illustrates the impact on VIU of reasonably possible changes to key assumptions. This reflects the sensitivity of the VIU to each key assumption on its own. It is possible that more than one favourable and/or unfavourable change may occur at the same time. The selected rates of reasonably possible changes to key assumptions are largely based on external analysts’ forecasts, which can change period to period.

Sensitivity of VIU to reasonably possible changes in key assumptions
	Favourable change			Unfavourable change
		Increase in VIU	VIU		Decrease in VIU	VIU
	bps	$bn	$bn	bps	$bn	$bn
At 30 Jun 2019
Long-term profit growth rate	—	—	20.2	(50)	(1.2)	19.0
Long-term asset growth rate	(50)	1.2	21.4	—	—	20.2
Discount rate	(72)	1.7	21.9	38	(0.8)	19.4
Expected credit losses as a percentage of customer advances	2019 to 2022: 0.90% 2023 onwards: 0.69%	0.2	20.4	2019 to 2022: 0.95% 2023 onwards: 0.79%	(1.1)	19.1
Risk-weighted assets as a percentage of total assets	(125)	0.5	20.7	150	(0.6)	19.6
Cost-income ratio	(190)	1.4	21.6	—	—	20.2
Long-term effective tax rate	(345)	1.0	21.2	250	(0.7)	19.5
Earnings in short to medium term – compound annual growth rate[1]	102	1.0	21.2	(272)	(1.7)	18.5
Capital requirements – capital adequacy ratio	—	—	20.2	273	(6.2)	14.0
Capital requirements – tier 1 capital adequacy ratio	—	—	20.2	273	(4.5)	15.7
At 31 Dec 2018
Long-term profit growth rate	100	2.6	20.6	(10)	(0.2)	17.8
Long-term asset growth rate	(10)	0.3	18.3	100	(2.8)	15.3
Discount rate	(142)	3.2	21.3	28	(0.5)	17.5
Expected credit losses as a percentage of customer advances	2018 to 2022: 0.70% 2023 onwards: 0.65%	0.9	18.9	2018 to 2022: 0.83% 2023 onwards: 0.77%	(1.0)	17.0
Risk-weighted assets as a percentage of total assets	(140)	0.5	18.6	80	(0.3)	17.8
Cost-income ratio	(160)	1.1	19.2	200	(1.4)	16.7
Long-term effective tax rate	(280)	0.7	18.7	250	(0.6)	17.5
Earnings in short to medium term – compound annual growth rate[1,2]	204	1.1	19.1	(366)	(1.8)	16.2
Capital requirements – capital adequacy ratio	—	—	18.0	258	(5.0)	13.0
Capital requirements – tier 1 capital adequacy ratio	—	—	18.0	243	(3.2)	14.8

1	Based on management’s explicit forecasts over the short to medium term.

2	Amounts at 31 December 2018 have been updated to align with the 2019 approach to describe the impact of the change in isolation.
Considering the interrelationship of the changes set out in the table above, management estimates that the reasonably possible range of VIU is $17.5bn to $21.3bn (31 December 2018: $15.5bn to $19.6bn). The range is based on the favourable/unfavourable change in the earnings in the short- to medium-term and long-term expected credit losses as a percentage of customer advances as set out in the table above. All other long-term assumptions, the discount rate and the basis of the CMC have been kept unchanged when determining the reasonably possible range of the VIU.